Supplement dated June 15, 2016
to the Prospectus and Summary Prospectus, as supplemented, of each of the following funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Large Cap Growth Fund II	7/1/2015 and 7/1/2016
Columbia Large Cap Growth Fund III	7/1/2015 and 7/1/2016
Columbia Large Cap Growth Fund V	7/1/2015 and 7/1/2016

(each, a Selling Fund)
The adjourned Joint Special Meeting of Shareholders held on June 13, 2016, to consider proposals to merge each Selling Fund with and into the corresponding buying fund listed in the table below (each, a Buying Fund), was adjourned to 10 a.m. (Eastern Time) on November 29, 2016 at 225 Franklin Street (Room 3100 on the 31st floor), Boston, Massachusetts 02110. New record dates for each Selling Fund have been set as listed in the table below. The adjournment will provide additional time for further solicitation of these proposals.

Selling Fund	Buying Fund	Record Date
Columbia Large Cap Growth Fund II	Columbia Large Cap Growth Fund	August 1, 2016
Columbia Large Cap Growth Fund III	Columbia Large Cap Growth Fund	August 5, 2016
Columbia Large Cap Growth Fund V	Columbia Large Cap Growth Fund	August 11, 2016

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Buying Fund, nor is it a solicitation of any proxy. For information regarding a Buying Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed merger, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained by visiting columbiathreadneedle.com/us. The prospectus/proxy statement contains important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement is also available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering a merger proposal.
Shareholders should retain this Supplement for future reference.
SUP000_00_026_(06/16)